UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 8, 2005
Wabash National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1000 Sagamore Parkway South, Lafayette, Indiana       47905

(Address of principal executive offices)            (Zip Code)
Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7.01. Regulation FD Disclosure.
     On September 8, 2005, Wabash National Corporation conducted a conference call to provide an update on issues discussed in its second quarter 2005 earnings release conference call. The transcript is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c)  Exhibits
99.1  Wabash National Corporation conference call transcript dated September 8, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: September 8, 2005	By:	/s/ Robert J. Smith Robert J. Smith Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation Conference Call Transcript dated September 8, 2005